THIRD AMENDMENT, dated as of August 20, 2007 (this “Amendment”) to the Credit Agreement (2006-B), dated as of December 15, 2006 (as amended by the First Amendment dated as of January 22, 2007 and the Second Amendment dated as of April 5, 2007 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among AIRCASTLE LIMITED, an exempted company organized and existing under the laws of Bermuda (“Parent”), AIRCASTLE HOLDING CORPORATION LIMITED, an exempted company organized and existing under the laws of Bermuda (“AHCL”), AIRCASTLE IRELAND HOLDING LIMITED a limited liability company incorporated in Ireland (“AIHL”, and together with AHCL, the “Borrowers”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and certain lenders from time to time parties thereto.  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Credit Agreement and the rules of interpretation set forth therein shall apply to this Amendment.

W I T N E S S E T H:

WHEREAS, Parent, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement, as more fully described herein; and

WHEREAS, the Lenders are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  Amendment to Section 1.1 of the Credit Agreement.  Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition “Stated Termination Date” in its entirety and substituting in lieu thereof the following new definition:

“Stated Termination Date” means June 15, 2008.

2.  Conditions to Amendment Effective Date.  This Amendment shall become effective upon the date (the “Amendment Effective Date”) when the following conditions are satisfied:

(a)  Counterparts.  The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Parent, the Borrowers and the Lenders;

(b)  No Default.  No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the transactions contemplated herein; and

(c)  Representations and Warranties.  Each of the representations and warranties made by the Credit Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

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3.      Fees and Expenses.  The Borrower shall pay all fees, costs and expenses in connection with the Amendment and the transactions contemplated thereby, together with the reasonable legal fees and expenses of the Administrative Agent.

4.  Continuing Effect of Loan Documents.  This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Credit Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

5.  Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

6.  Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.  Integration.  This Amendment and the other Loan Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

8.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

AIRCASTLE LIMITED, as Parent

By:	/s/ Ron Wainshal
Name: Ron Wainshal
Title: CEO

AIRCASTLE HOLDING CORPORATION LIMITED, as Borrower

By:	/s/ Ron Wainshal
Name: Ron Wainshal
Title: Chairman/CEO

AIRCASTLE IRELAND HOLDING LIMITED, as Borrower

By:	/s/ Ron Wainshal
Name: Ron Wainshal
Title: Managing Director

JPMORGAN CHASE BANK, N.A., as Agent and as a Lender

By:	/s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

BEAR STEARNS CORPORATE LENDING INC., as a Lender

By:	/s/ Victor Bulzacchelli
Name: Victor Bulzacchelli
Title: Vice President

CITICORP NORTH AMERICA, INC.,

By:	/s/ Gaylord C. Holmes
Name: Gaylord C. Holmes
Title: Vice President and Director